UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2008

Source Interlink Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13437	20-2428299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd., Bonita Springs, FL 34134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 949-4450

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2008, Source Interlink Companies, Inc. (the “Company”) consummated the refinancing and permanent retirement of all of its indebtedness under that certain Senior Subordinated Bridge Loan Agreement (the “Bridge Loan Agreement”), dated as of August 1, 2007, by and between the Company, certain subsidiaries of the Company as guarantors, Citigroup North America Inc. (“CNAI”), JPMorgan Chase Bank N.A. (“JPMC”) and the lenders party thereto.  This refinancing and permanent retirement was effected through the exchange of the Company’s 11.25% Senior Notes due 2015 (the “Senior Notes”) for the termination of the Company’s indebtedness under the Bridge Loan Agreement.  The Senior Notes were offered in a transaction exempt from the registration requirements of the Securities Act of 1933.  Furthermore, in connection therewith, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of June 26, 2008 by and between the Company, certain subsidiaries of the Company as guarantors, Citigroup Global Markets Inc., JPMorgan Securities Inc., CNAI and JPMC.

A copy of the Registration Rights Agreement is attached to this report as Exhibit 4.1.

2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The Senior Notes were issued under an Indenture (the “Indenture”), dated as of June 23, 2008, by and between the Company, certain of the Company’s subsidiaries and HSBC Bank USA, National Association, as Trustee,

A specimen Senior Note and a copy of the Indenture governing the Senior Notes are attached to this report as Exhibit 4.2 and Exhibit 4.3 respectively.

Item 9.01. Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

4.1

Registration Rights Agreement, dated as of June 26, 2008, by and between Source Interlink Companies, Inc., certain subsidiaries of Source Interlink Companies, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Citicorp North America Inc., JPMorgan Chase Bank N.A.

4.2

Indenture, dated as of June 23, 2008, by and between Source Interlink Companies, Inc., certain subsidiaries of Source Interlink Companies, Inc. and HSBC Bank USA, National Association relating to Source Interlink Companies, Inc. 11.25% Senior Notes due 2015.

4.3	Specimen of Source Interlink Companies, Inc. 11.25% Senior Note due 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE INTERLINK COMPANIES, INC.

Date: July 1, 2008	By:	/s/ Marc Fierman
	Name:	Marc Fierman
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Registration Rights Agreement, dated as of June 26, 2008, by and between Source Interlink Companies, Inc., certain subsidiaries of Source Interlink Companies, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Citicorp North America Inc., JPMorgan Chase Bank N.A.

4.2

Indenture, dated as of June 23, 2008, by and between Source Interlink Companies, Inc., certain subsidiaries of Source Interlink Companies, Inc. and HSBC Bank USA, National Association relating to Source Interlink Companies, Inc. 11.25% Senior Notes due 2015.

4.3	Specimen of Source Interlink Companies, Inc. 11.25% Senior Note due 2015.